UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 5, 2022

MANPOWERGROUP INC.

(Exact name of registrant as specified in its charter)

Wisconsin	1-10686	39-1672779
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Manpower Place
Milwaukee, Wisconsin	53212
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (414) 961-1000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	MAN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On August 5, 2022, in connection with a periodic review of the by-laws of ManpowerGroup Inc. (the “Company”), the Company’s board of directors (the “Board”) adopted amended and restated by-laws of the Company (the by-laws, as so amended and restated, the “Amended and Restated By-Laws”), effective immediately. The Amended and Restated By-Laws, among other things:

•
Eliminate the default date for the annual meeting of shareholders;
•
Clarify that the Board may postpone or reschedule any special meeting of shareholders to be held pursuant to a shareholder special meeting request and that the Board may postpone, reschedule or cancel any other special meeting of shareholders or any annual meeting of shareholders;
•
Add procedural mechanics for shareholders to call special meetings of shareholders;
•
Enhance procedural mechanics in connection with shareholder nominations of directors and submission of shareholder proposals (other than proposals to be included in the Company’s proxy statement pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) at shareholder meetings;
•
Add a requirement that any shareholder submitting a nomination notice make a representation as to whether such shareholder intends to solicit proxies in support of director nominees other than the Company’s nominees in accordance with Rule 14a-19 under the Exchange Act, an obligation to inform the Company of any change to such intent within two business days of such change and a requirement that any shareholder that has provided notice pursuant to Rule 14a-19(b) under the Exchange Act provide, no later than five business days prior to the applicable meeting, reasonable evidence that the requirements of Rule 14a-19(a)(3) under the Exchange Act have been satisfied;

•
Require that the Company disregard any proxies or votes for a shareholder’s proposed nominees if, after such shareholder provides notice pursuant to Rule 14a-19(b) under the Exchange Act, such shareholder subsequently fails to comply with the requirements of Rule 14a-19(a)(2) or (3) under the Exchange Act;

•
Permit the presiding officer at any shareholder meeting to adjourn the meeting, whether or not a quorum is present;
•
Clarify the powers of the chair of shareholder meetings;
•
Add a provision addressing the appointment of inspectors of elections by the Chairman of the Board, the Chief Executive Officer or the Board;
•
Provide for the selection of a Lead Director by and from the independent directors if the Chairman of the Board is not an independent director;
•
Permit the calling of special meetings of the Board on shorter than five days’ notice if the person(s) calling the meeting deem necessary or appropriate under the circumstances; and
•
Make various other updates, including with respect to shareholder lists at virtual shareholder meetings, to reflect the declassification of the Board and in furtherance of gender neutrality.

The foregoing summary of the Amended and Restated By-Laws does not purport to be complete and is qualified in its entirety by reference to the complete text of the Amended and Restated By-Laws, which are attached hereto as Exhibit 3.1 and are incorporated herein by reference.

Item 9.01. Exhibits

Exhibit No.	Description
3.1	ManpowerGroup Inc. Amended and Restated By-Laws, effective as of August 5, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MANPOWERGROUP INC.

Dated: August 5, 2022	By:	/s/ Richard Buchband
	Name:	Richard Buchband
	Title:	Senior Vice President, General Counsel and Secretary